Accounting Pronouncements	6 Months Ended
Jun. 30, 2015
Accounting Changes and Error Corrections [Abstract]
Accounting Pronouncements
16.	Accounting Pronouncements

In April 2014, the Financial Accounting Standards Board (or FASB) issued Accounting Standards Update 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity (or ASU 2014-08) which raises the threshold for disposals to qualify as discontinued operations. A discontinued operation is now defined as: (i) a component of an entity or group of components that has been disposed of or classified as held for sale and represents a strategic shift that has or will have a major effect on an entity’s operations and financial results; or (ii) an acquired business that is classified as held for sale on the acquisition date. ASU 2014-08 also requires additional disclosures regarding discontinued operations, as well as material disposals that do not meet the definition of discontinued operations. ASU 2014-08 was adopted on January 1, 2015. The impact, if any, of adopting ASU 2014-08 on the Partnership’s financial statements will depend on the occurrence and nature of disposals that occur in future periods.

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, (or ASU 2014-09). ASU 2014-09 will require an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of the contract(s) which include (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue as each performance obligation is satisfied. ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2016 and shall be applied, at the Partnership’s option, retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. Early adoption is not permitted. The Partnership is evaluating the effect of adopting this new accounting guidance.

In February 2015, the FASB issued Accounting Standards Update 2015-02, Amendments to the Consolidation Analysis (or ASU 2015-02) which eliminates the deferral of certain consolidation standards for entities considered to be investment companies, modifies the consolidation analysis performed on limited partnerships and modifies the impact of fee arrangements and related parties on the determination of the primary beneficiary of a variable interest entity. ASU 2015-02 is effective for interim and annual periods beginning after December 15, 2015. ASU 2015-02 may be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. A reporting entity also may apply ASU 2015-02 retrospectively. The Partnership is evaluating the effect of adopting this new accounting guidance.

In April 2015, the FASB issued Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (or ASU 2015-03) which require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. ASU 2015-03 is effective for interim and annual periods beginning after December 15, 2015 and is to be applied on a retrospective basis. The Partnership is evaluating the effect of adopting this new accounting guidance.